                                                                  April 2, 2002

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund ("HLGF" or the "Fund") for the six months ended February 28, 2002.

After eight straight years of growth in assets, the net assets of the Fund decreased $88 million during the six months to $1.8 billion. Historically low interest rates have some investors looking for higher yielding alternatives. The trend is the same for other money market funds which, as a group, have seen assets decline so far this calendar year. In the 30-year history of money market funds, there has only been one year in which money market fund assets decreased and that was 1983 when deregulation made bank products an attractive alternative.

The Federal Reserve (the "Fed") cut the federal funds rate, which is the rate banks charge each other for overnight loans, eleven times last year lowering it from 6.50% to 1.75%. The federal funds rate affects interest rates on a variety of loans that impact the average consumer from mortgage rates to credit cards. The prime lending rate charged by commercial banks stands at 4.75%, a level last seen in November 1965.

The Fed left interest rates unchanged at its most recent meeting and shifted to a "neutral" stance which indicates rates could be raised or lowered as deemed necessary to further the economic recovery. Many economists predict the Fed will raise rates at its next meeting in June. We feel that the next major change will be in the direction of higher rates. We would guess that the lows had been seen.

These possible interest rate increases have made many stock market investors nervous and many have taken a wait and see attitude. Investors are also waiting for corporate first quarter earnings reports due to be released shortly. However, these jitters have been largely offset by a belief that the economic recovery is taking hold and increasing consumer confidence. Consumer confidence as rated by the Conference Board had its largest one month increase in eleven years in February. It is quite positive if consumers believe the recession is over since spending should increase thereby fueling the economic recovery.

Low interest rates, while attractive to borrowers, disappoint savers. HLGF offers its shareholders a competitive yield with the added value of dividends that are exempt from state income tax in all states. HLGF is also one of the few money market funds to offer completely free checkwriting.

We are committed to giving our clients a money market fund to meet their needs for quality, convenience and service.

 /s/ Donald F. Kohler      /s/ Joseph C. Curry, Jr.  /s/ Dianna P. Wengler
 DONALD F. KOHLER          JOSEPH C. CURRY, JR.      DIANNA P. WENGLER
 Chairman                  President                 Vice President and
                                                       Treasurer

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2002

        Principal                           Purchase Maturity
         Amount                              Yield     Date      Value
       -----------                          -------- -------- -----------
                   U.S. GOVERNMENT AGENCY OBLIGATIONS--100.1%
       $28,810,000 Federal Home Loan Bank    1.812%  03/01/02 $28,810,000
        19,000,000 Federal Home Loan Bank    1.833   03/04/02  18,997,150
         8,000,000 Federal Home Loan Bank    1.741   03/05/02   7,998,480
        14,000,000 Federal Home Loan Bank    1.726   03/05/02  13,997,356
        34,000,000 Federal Home Loan Bank    1.812   03/06/02  33,991,594
        27,000,000 Federal Home Loan Bank    1.700   03/07/02  26,992,485
        20,000,000 Federal Home Loan Bank    1.711   03/08/02  19,993,467
        11,000,000 Federal Home Loan Bank    2.230   03/08/02  10,995,337
        20,000,000 Federal Farm Credit Bank  1.795   03/11/02  19,990,222
        19,000,000 Federal Farm Credit Bank  1.760   03/12/02  18,989,956
        34,000,000 Federal Home Loan Bank    1.679   03/13/02  33,981,300
        15,000,000 Federal Home Loan Bank    1.716   03/14/02  14,990,792
        25,000,000 Federal Home Loan Bank    1.815   03/15/02  24,982,694
        25,000,000 Federal Home Loan Bank    1.680   03/18/02  24,980,521
        19,000,000 Federal Home Loan Bank    1.711   03/19/02  18,984,040
        25,000,000 Federal Home Loan Bank    1.711   03/20/02  24,977,833
        25,000,000 Federal Home Loan Bank    1.711   03/21/02  24,976,667
        25,000,000 Federal Home Loan Bank    1.680   03/22/02  24,975,938
        20,000,000 Federal Home Loan Bank    1.680   03/25/02  19,978,000
        17,000,000 Federal Home Loan Bank    1.680   03/26/02  16,980,521
         5,000,000 Federal Home Loan Bank    1.698   03/27/02   4,993,969
        18,500,000 Federal Home Loan Bank    2.430   03/27/02  18,470,739
         5,150,000 Federal Farm Credit Bank  1.711   03/28/02   5,143,511
        10,000,000 Federal Home Loan Bank    1.680   03/28/02   9,987,625
        22,784,000 Federal Home Loan Bank    1.720   04/01/02  22,750,843
        25,000,000 Federal Farm Credit Bank  1.939   04/02/02  24,957,778
        27,000,000 Federal Home Loan Bank    1.711   04/03/02  26,958,420
         8,000,000 Federal Home Loan Bank    1.751   04/04/02   7,987,004
        15,000,000 Federal Home Loan Bank    1.577   04/04/02  14,978,042
        20,000,000 Federal Home Loan Bank    2.218   04/05/02  19,957,903
        31,000,000 Federal Home Loan Bank    1.675   04/08/02  30,946,008
        25,000,000 Federal Farm Credit Bank  1.690   04/09/02  24,955,042
        25,000,000 Federal Home Loan Bank    1.994   04/10/02  24,945,833
        31,000,000 Federal Farm Credit Bank  1.889   04/11/02  30,934,685
        25,000,000 Federal Home Loan Bank    2.234   04/12/02  24,936,417
        38,000,000 Federal Home Loan Bank    1.788   04/15/02  37,916,875
        34,000,000 Federal Home Loan Bank    1.962   04/16/02  33,916,587
        23,000,000 Federal Home Loan Bank    2.203   04/17/02  22,935,440
        35,000,000 Federal Farm Credit Bank  1.753   04/18/02  34,919,733
        22,000,000 Federal Home Loan Bank    1.554   04/19/02  21,953,586
        23,000,000 Federal Home Loan Bank    1.670   04/22/02  19,952,622
        26,000,000 Federal Farm Credit Bank  1.712   04/23/02  25,935,693
        15,000,000 Federal Home Loan Bank    1.578   04/24/02  14,965,125

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2002

 Principal                                            Purchase Maturity
  Amount                                               Yield     Date       Value
-----------                                           -------- -------- --------------
$15,896,000 Federal Home Loan Bank                     1.953%  04/24/02 $   15,850,458
 17,000,000 Federal Farm Credit Bank                   1.700   04/25/02     16,956,626
 13,000,000 Federal Home Loan Bank                     1.578   04/25/02     12,969,215
 21,000,000 Federal Farm Credit Bank                   2.076   04/26/02     20,933,687
 28,000,000 Federal Home Loan Bank                     1.568   04/29/02     27,929,331
 32,000,000 Federal Home Loan Bank                     1.568   04/30/02     31,917,867
 22,000,000 Federal Home Loan Bank                     1.731   05/01/02     21,936,628
 17,000,000 Federal Home Loan Bank                     1.744   05/02/02     16,949,935
 36,000,000 Federal Home Loan Bank                     1.744   05/03/02     35,892,270
 24,000,000 Federal Home Loan Bank                     1.744   05/06/02     23,924,760
 29,000,000 Federal Home Loan Bank                     1.712   05/07/02     28,909,326
 33,000,000 Federal Home Loan Bank                     1.752   05/08/02     32,892,786
  9,000,000 Federal Farm Credit Bank                   1.750   05/09/02      8,970,330
 16,000,000 Federal Home Loan Bank                     1.730   05/09/02     15,947,867
 23,000,000 Federal Home Loan Bank                     1.756   05/10/02     22,922,854
 10,000,000 Federal Home Loan Bank                     1.778   05/13/02      9,964,575
 30,000,000 Federal Home Loan Bank                     1.671   05/14/02     29,898,867
 25,000,000 Federal Home Loan Bank                     1.772   05/15/02     24,909,375
 27,000,000 Federal Home Loan Bank                     1.747   05/17/02     26,899,515
 30,000,000 Federal Home Loan Bank                     1.762   05/20/02     29,884,667
 23,000,000 Federal Home Loan Bank                     1.774   05/23/02     22,908,739
 30,000,000 Federal Home Loan Bank                     1.771   05/25/02     29,878,200
 19,000,000 Federal Home Loan Bank                     1.731   05/28/02     18,921,044
 31,000,000 Federal Home Loan Bank                     1.740   05/29/02     30,868,948
 20,000,000 Federal Farm Credit Bank                   1.774   06/03/02     19,909,133
 36,000,000 Federal Home Loan Bank                     1.783   06/04/02     35,833,750
 38,715,000 Federal Home Loan Bank                     1.758   06/05/02     38,537,427
 21,000,000 Federal Farm Credit Bank                   1.785   06/06/02     20,900,979
 12,473,000 Federal Farm Credit Bank                   1.750   06/07/02     12,413,920
 19,000,000 Federal Home Loan Bank                     1.754   06/14/02     18,904,794
 30,000,000 Federal Farm Credit Bank                   1.807   06/27/02     29,825,950
 17,000,000 Federal Home Loan Bank                     1.797   06/28/02     16,901,098
 42,000,000 Student Loan Marketing Association         1.806   07/01/02     41,748,070
 13,377,000 Federal Home Loan Bank                     1.656   07/12/02     13,296,939
 30,000,000 Federal Home Loan Bank                     1.828   07/19/02     29,791,167
 28,953,000 Federal Home Loan Bank                     1.851   07/31/02     28,731,735
 23,000,000 Federal Home Loan Bank                     1.841   08/08/02     22,816,000
 20,000,000 Federal Home Loan Bank                     1.831   08/09/02     19,839,894

                                                                        --------------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (amortized cost--$1,844,452,559)                             1,844,452,559

                                                                        --------------
            TOTAL INVESTMENTS (100.1%) (cost--$1,844,452,559*)          $1,844,452,559

                                                                        ==============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               February 28, 2002

ASSETS
  Investments in money market instruments, at value:
    United States Government Agency Obligations, at value (amortized cost--$1,844,452,559)..... $ 1,844,452,559

                                                                                                ---------------
       Total Investments.......................................................................   1,844,452,559
  Cash.........................................................................................           1,288
  Prepaid expenses.............................................................................          30,921

                                                                                                ---------------
       TOTAL ASSETS............................................................................   1,844,484,768

                                                                                                ---------------
LIABILITIES
  Dividends payable............................................................................         689,068
  Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B.............................................       1,026,106
  Miscellaneous accrued expenses...............................................................         207,300

                                                                                                ---------------
       TOTAL LIABILITIES.......................................................................       1,922,474

                                                                                                ---------------
  NET ASSETS (equivalent to $1.00 per share; 2,500,000,000 shares authorized and 1,842,562,294 shares issued and outstanding)--Note C......................................................  $1,842,562,294

                                                                                                ===============

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                  For the six months ended February 28, 2002

  INVESTMENT INCOME
    Interest income............................................ $   24,469,009
  EXPENSES
    Investment Advisory fee--Note B............................      2,711,530
    Shareholder servicing fees--Note B.........................      1,449,227
    Administrative Fee--Note B.................................        558,431
    Filing fees................................................        170,225
    Custodian fees.............................................        156,565
    Transfer Agent.............................................         90,302
    Directors' fees............................................         32,942
    Legal and audit fees.......................................         32,580
    Printing and other expenses................................         31,032
    Insurance expense..........................................         18,636

                                                                --------------
      Total expenses...........................................      5,251,470

                                                                --------------
       Net investment income...................................     19,217,539

                                                                --------------
       Net increase in net assets resulting from operations.... $   19,217,539

                                                                ==============

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Six
                                                                Months Ended      For the
                                                                February 28,     Year Ended
                                                                    2002         August 31,
                                                                (UNAUDITED)         2001
                                                               --------------  --------------
FROM OPERATIONS
  Net investment income....................................... $   19,217,539  $   83,635,852

                                                               --------------  --------------
    Net increase in net assets resulting from operations......     19,217,539      83,635,852
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.......................................    (19,217,539)    (83,635,852)

                                                               --------------  --------------
  Total distributions.........................................    (19,217,539)    (83,635,852)

                                                               --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
  Net capital share transactions (at $1.00 per share)--Note C.    (88,082,816)    564,222,986
NET ASSETS
  Beginning of period.........................................  1,930,645,110   1,366,422,124

                                                               --------------  --------------
  End of period............................................... $1,842,562,294  $1,930,645,110

                                                               ==============  ==============

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                     For the Six
                                        Months
                                        Ended
                                     February 28,
                                         2002                     For the Year Ended August 31,
                                     (UNAUDITED)        2001        2000        1999       1998      1997
                                     ------------    ----------  ----------  ----------  --------  --------
Net asset value, beginning of period  $     1.00     $     1.00  $     1.00  $     1.00  $   1.00  $   1.00

                                      ----------     ----------  ----------  ----------  --------  --------
Net investment income...............         .01            .05         .05         .05       .05       .05

                                      ----------     ----------  ----------  ----------  --------  --------
  Total from investment operations..         .01            .05         .05         .05       .05       .05
Less distributions:.................
  Dividend distributions............        (.01)          (.05)       (.05)       (.05)     (.05)     (.05)

                                      ----------     ----------  ----------  ----------  --------  --------
  Total distributions...............        (.01)          (.05)       (.05)       (.05)     (.05)     (.05)

                                      ----------     ----------  ----------  ----------  --------  --------
Net asset value, end of period......  $     1.00     $     1.00  $     1.00  $     1.00  $   1.00  $   1.00

                                      ==========     ==========  ==========  ==========  ========  ========
Number of shares outstanding
 (000's omitted)....................   1,842,562      1,930,645   1,366,422   1,108,817   944,966   587,080
Total investment return.............        1.00%          5.14%       5.52%       4.65%     5.11%     4.96%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
  Net assets, end of period
   (000's omitted)..................  $1,842,562     $1,930,645  $1,366,422  $1,108,817  $944,966  $587,080
  Operating expenses to average
   net assets.......................         .55%(a)        .44%        .48%        .46%      .51%      .57%
  Net investment income to average
   net assets.......................        2.00%(a)       4.92%       5.41%       4.55%     4.99%     4.86%

(a)Annualized
                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)


NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities, which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued
interest.      U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments if any are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On October 10, 2001, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 2002.

The Fund has entered into a separate shareholder and administration services agreement with Hilliard-Lyons. Under the Administration Agreement, Hilliard-Lyons provides certain shareholder and administrative functions for the Fund, including but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, Hilliard-Lyons receives a monthly fee from the Fund at the annual rate of .25% of the Fund's average daily net assets for shareholder services and .18% of the Fund's average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.
                                      6

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  (UNAUDITED)


NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At February 28, 2002, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,824,136,671. Transactions in Fund shares at $1.00 per share were as follows:

                                      Six months
                                        ended         Year ended
                                     February 28,     August 31,
                                         2002            2001
                                    --------------  --------------
            Shares sold............  2,665,805,458   5,569,914,084
            Shares issued to
             shareholders in
             reinvestment of
             dividends.............     20,747,669      82,931,674
                                    --------------  --------------
                                     2,686,553,127   5,652,845,758
            Less shares
             repurchased........... (2,774,635,943) (5,088,622,772)

                                    --------------  --------------
            Net increase (decrease)
             in capital shares.....    (88,082,816)    564,222,986
                                    ==============  ==============

NOTE D: SUBSEQUENT EVENTS

Change in Independent Auditors: Ernst & Young LLP (Ernst & Young) served as independent auditors for the Fund until March 18, 2002 when Ernst & Young resigned as the Fund's independent auditors. Ernst & Young's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding Ernst & Young's resignation and from September 1, 2001 through the date of Ernst & Young's resignation, there have been no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

On March 19, 2002, based on the recommendation of the Audit Committee of the Fund, the Board of Directors appointed Deloitte & Touche LLP as the new independent auditors for the Fund.
                                      7

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                      Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                            Frost Brown & Todd LLP
                     400 West Market Street, 32/nd/ Floor
                          Louisville, Kentucky 40202

                                  Independent
                              Public Accountants

                             Deloitte & Touche LLP
                              200 Berkley Street
                          Boston, Massachusetts 02116

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS
                               Donald F. Kohler
                               Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                   OFFICERS
                          Donald F. Kohler--Chairman

                        Joseph C. Curry, Jr.--President

                       Dianna P. Wengler--Vice President
                            Secretary and Treasurer
                                Hilliard-Lyons
                             Government Fund, Inc.
                              Semi-Annual Report
                               February 28, 2002



                                    [GRAPHIC]

                                  Bear & Bull